Exhibit 10.1

SUBSCRIPTION AGREEMENT

HealthLynked Corp.

1726 Medical Blvd., Suite 101
Naples, Florida 34110

Ladies and Gentlemen:

1.       Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from HealthLynked Corp., a Nevada corporation (the “Company”), the number of units (the “Units”) set forth on the signature page hereof at a purchase price of $3,000 per Unit. Each Unit consists of 60,000 shares of common stock, par value $0.0001 per share, of the Company (each, a “Share” and collectively, the “Shares”). The Units are being sold in the Offering (as defined below) as more fully described in the Memorandum (as defined below). This Subscription Agreement (this “Subscription Agreement”) is one in a series of similar subscription agreements (collectively, the “Subscription Agreements”) entered into pursuant to the Offering.

2.       The Offering. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum of the Company dated September 2, 2014, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum”), relating to the offering (the “Offering”) by the Company of up to a maximum of 42 Units ($126,000) (“Maximum Offering Amount”). The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety.

3.       Deliveries and Payment. Simultaneously with the execution hereof, the Purchaser shall: (a) deliver to the Company, in accordance with the Subscription Instructions attached hereto, (i) a completed and executed omnibus signature page to this Subscription Agreement (page 10), (ii) a completed Accredited Investor Certification (pages 13-14), and (b) make a wire transfer payment to, “HealthLynked Corp.” in the full amount of the purchase price of the Units for which the Purchaser is subscribing in the Offering. Wire transfer instructions are set forth on page 12 hereof under the heading “To subscribe for Units in the private offering of HealthLynked Corp.” The funds wired by the Purchaser to the Company will be held by the Company until the earliest to occur of (a) the closing of this subscription (each closing of a subscription, a “Closing,” and the first of such Closings, the “First Closing”), (b) the rejection of this subscription by the Company, and (c) the termination of the Offering by the Company prior to the First Closing. The Company may continue to offer and sell the Units and conduct additional Closings for the sale of additional Units after the First Closing and until the termination of the Offering.

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4.       Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company executes and delivers to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the Offering is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

5.       Representations and Warranties.

The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)       None of the Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b)       Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, “Advisers”), have received the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

(c)       Neither the SEC nor any state securities commission or other regulatory authority has approved the Units or the Shares, or passed upon or endorsed the merits of the offering of Units or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority;

(d)       All documents, records, and books pertaining to the investment in the Units (including, without limitation, the Memorandum) have been made available for inspection by such Purchaser and its Advisers, if any;

(e)       The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;

(f)       In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in the Memorandum;

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(g)       The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and is not subscribing for the Units and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h)       The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than otherwise described in the Memorandum);

(i)       The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

0)       The Purchaser is not relying on the Company or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;

(k)       The Purchaser is acquiring the Units solely for such Purchaser’s own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units or the Shares, and the Purchaser has no plans to enter into any such agreement or arrangement;

(1)       The Purchaser must bear the substantial economic risks of the investment in the Units indefmitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books and records. Stop transfer instructions will be placed with any registrar or transfer agent of the Shares comprising the Units, if other than the Company. There can be no assurance any market will ever exist for the market for resale of the Shares comprising the Units nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future;

(m)       The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Units for an indefinite period of time;

(n)       The Purchaser is aware that an investment in the Units is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Memorandum, and, in particular, acknowledges that the Company has a limited operating history, significant operating losses since inception, limited revenues to date, limited assets and is engaged in a highly competitive business;

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(o)       The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification contained herein;

(p)       The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q)       The Purchaser and its Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or its Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and its Advisers, if any;

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(r)       Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the Memorandum. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the securities contained in the Units;

(s)       The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in development-stage companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

(t)       The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or its Advisers, if any, consider material to its decision to make this investment;

(u)       The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

(v)       No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Memorandum;

(w)       Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(x)       THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

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(y)       In making an investment decision investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. The Purchaser is aware that the Purchaser is required to bear the financial risks of this investment for an indefinite period of time;

(z)       (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

(aa) The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

(bb)   To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Purchaser understands and acknowledges that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company if the Purchaser becomes aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

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(cc)    To the best of the Purchaser’s knowledge, none of (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

(dd)   If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

6.       Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

7.       Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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8.       Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

9.       Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed email or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the parties at their respective address, email or facsimile number set forth on the signature page hereto, or to such other address as such party shall have furnished in writing in accordance with the provisions of this Section 9.

10.       Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

11.       Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly-performed within said State.

12.       Blue Sky Qualification. The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

13.       Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

14.       Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

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15.       Miscellaneous.

(a)       This Subscription Agreement, including all attachments, schedules and exhibits thereto, constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

(b)       The representations and warranties of the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Shares comprising the Units.

(c)       Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)       This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)       Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)       Paragraph and Section titles are for convenience and descriptive purposes only and are not to be considered in construing or interpreting this Subscription Agreement.

(g)       The Purchaser understands and acknowledges that there may be multiple closings for this Offering.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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HEALTHLYNKED CORP.

OMNIBUS SIGNATURE PAGE TO THE SUBSCRIPTION AGREEMENT

Purchaser hereby elects to subscribe under the Subscription Agreement for a total of ______________ Units at a price of $3,000 per Unit, and, by execution and delivery hereof (return two (2) originals), Purchaser hereby executes the Subscription Agreement and agrees to be bound by the terms and conditions of the Subscription Agreement.

Date: ______________________________________________

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Date	Address

Fax Number	Email Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Entity	Federal Tax Identification Number

By:
Name:	State of Organization
Title:

Date	Address

Fax Number	Email Address

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Accepted:
HEALTHLYNKED CORP.

By:
Authorized Officer

Address

Fax Number

Email Address

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PRIVATE PLACEMENT OFFERING OF
HEALTHLYNKED CORP.

SUBSCRIPTION INSTRUCTIONS

To subscribe for Units in the private offering of HealthLynked Corp.

1.	Date and Fill in the number of Units being purchased and Complete and Sign two (2) copies of the Omnibus Signature Page to the Subscription Agreement (page 10).

2.	Initial the Accredited Investor Certification page attached to the Subscription Agreement (pages 13-14).

3.	E-mail all forms to Dr. Michael Dent at mdentl@comcast.net and then send all signed original documents to:

Dr. Michael Dent HealthLynked Corp.

1726 Medical Blvd Suite 101

Naples, Florida 34110

5.	Please wire funds directly to HealthLynked Corp. pursuant to the following instructions (unless other arrangements have been made):

Wells Fargo Bank, N.A.

Routing Number: 063107513

Account Number: 7092859870

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HEALTHLYNKED CORP.

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(all Individual Investors must INITIAL where appropriate):

Initial ______________	I have an individual net worth, or joint net worth with my spouse, as of the date hereof in excess of $1 million. For purposes of calculating net worth under this category, (i) the undersigned’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability, (iii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iv) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial ______________	I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial ______________	I am a director or executive officer of HealthLynked Corp. (the “Company”)

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial ______________	The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial ______________	The investor certifies that it is a partnership, corporation, limited liability company or any organization described in Section 501(c)(3) of the Internal Revenue Code, Massachusetts or similar business trust that has total assets of at least $5 million and was not formed for the purpose of investing the Company.

Initial ______________	The investor certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

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Initial ______________	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this certification.

Initial ______________	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.

Initial ______________	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial ______________	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934, as amended.

Initial ______________	The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial ______________	The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial ______________	The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial ______________	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

Initial ______________	The investor certifies that it is an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of that Act.

Initial ______________	The investor certifies that it is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

Initial ______________	The investor certifies that it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

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SUBSCRIPTION AGREEMENT

HealthLynked Corp.

1726 Medical Blvd., Suite 101

Naples, Florida 34110

Ladies and Gentlemen:

1.       Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from HealthLynked Corp., a Nevada corporation (the “Company”), the number of units (the “Units”) set forth on the signature page hereof at a purchase price of $3,000 per Unit. Each Unit consists of 60,000 shares of common stock, par value $0.0001 per share, of the Company (each, a “Share” and collectively, the “Shares”). The Units are being sold in the Offering (as defined below) as more fully described in the Memorandum (as defined below). This Subscription Agreement (this “Subscription Agreement”) is one in a series of similar subscription agreements (collectively, the “Subscription Agreements”) entered into pursuant to the Offering.

2.       The Offering. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum of the Company dated September 30, 2015, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum”), relating to the offering (the “Offering”) by the Company of up to a maximum of 50 Units ($150,000) (the “Maximum Offering Amount”), subject to an increase of the Maximum Offering Amount by an additional 10 Units ($50,000). The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety.

3.       Deliveries and Payment. Simultaneously with the execution hereof, the Purchaser shall: (a) deliver to the Company, in accordance with the Subscription Instructions attached hereto, (i) a completed and executed omnibus signature page to this Subscription Agreement (page 15), (ii) a completed Accredited Investor Certification (pages 18-19) and (iii) a completed Selling Stockholder Questionnaire (pages 20-24); and (b) make a wire transfer payment to, “HealthLynked Corp.” in the full amount of the purchase price of the Units for which the Purchaser is subscribing in the Offering. Wire transfer instructions are set forth on page 17 hereof under the heading “To subscribe for Units in the private offering of HealthLynked Corp.” The funds wired by the Purchaser to the Company will be held by the Company until the earliest to occur of (a) the closing of this subscription (each closing of a subscription, a “Closing,” and the first of such Closings, the “First Closing”), (b) the rejection of this subscription by the Company, and (c) the termination of the Offering by the Company prior to the First Closing. The Company may continue to offer and sell the Units and conduct additional Closings for the sale of additional Units after the First Closing and until the earlier of (x) the termination of the Offering by the Company and (y) the receipt of the Company of gross proceeds in the Offering totaling the Maximum Offering Amount (as it may be increased pursuant to Section 2). For the avoidance of doubt, the Company shall be entitled to reject this subscription or terminate the Offering at any time in its absolute and sole discretion.

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4.       Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company executes and delivers to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the Offering is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

5.       Representations and Warranties.

The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)       None of the Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b)       Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, “Advisers”), have received the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

(c)       Neither the SEC nor any state securities commission or other regulatory authority has approved the Units or the Shares, or passed upon or endorsed the merits of the offering of Units or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority;

(d)       All documents, records, and books pertaining to the investment in the Units (including, without limitation, the Memorandum) have been made available for inspection by such Purchaser and its Advisers, if any;

(e)       The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;

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(f)       In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in the Memorandum;

(g)       The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, interne “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and is not subscribing for the Units and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h)       The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than otherwise described in the Memorandum);

(i)       The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

0)       The Purchaser is not relying on the Company or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;

(k)       The Purchaser is acquiring the Units solely for such Purchaser’s own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units or the Shares, and the Purchaser has no plans to enter into any such agreement or arrangement;

(1)       The Purchaser must bear the substantial economic risks of the investment in the

Units indefmitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books and records. Stop transfer instructions will be placed with any registrar or transfer agent of the Shares comprising the Units, if other than the Company. There can be no assurance any market will ever exist for the market for resale of the Shares comprising the Units nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future;

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(m) The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Units for an indefinite period of time;

(n)       The Purchaser is aware that an investment in the Units is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Memorandum, and, in particular, acknowledges that the Company has a limited operating history, significant operating losses since inception, limited revenues to date, limited assets and is engaged in a highly competitive business;

(o)       The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification contained herein;

(p)       The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof;

(ii)       if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or

(iii)       if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q)       The Purchaser and its Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or its Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and its Advisers, if any;

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(r)       Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the Memorandum. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the securities contained in the Units;

(s)       The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in development-stage companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

(t)       The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or its Advisers, if any, consider material to its decision to make this investment;

(u)       The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

(v)       No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Memorandum;

(w)       Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(x)       THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

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y)       In making an investment decision investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. The Purchaser is aware that the Purchaser is required to bear the financial risks of this investment for an indefinite period of time;

z)       (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

aa)     The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

bb)     To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Purchaser understands and acknowledges that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company if the Purchaser becomes aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

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cc)     To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

dd)     If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

6.       Registration Rights.

(a)       Definitions. As used in Section 6, Section 7 and Section 8 of this Subscription Agreement, the following terms shall have the meanings set forth below:

(i)       “Filing Date” means the date that is one hundred and twenty (120) days after the Final Closing Date.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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(ii)       “Final Closing Date” means such date on which the last Closing occurs and after which the Company ceases to offer any Units for sale in this Offering.

(iii)      The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing with the SEC a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness by the SEC of such registration statement or document.

(iv)       “Registrable Securities” means all shares of Common Stock underlying the Units and any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that none of the foregoing shall be Registrable Securities if the holder thereof has not completed and delivered to the Company a Selling Stockholder Questionnaire in the form attached to this Subscription Agreement; provided further, that any such Registrable Securities shall cease to be Registrable Securities (i) upon any sale pursuant to the Registration Statement (as defined below) or Rule 144 promulgated under the Securities Act, (ii) at such time such securities become eligible for resale without volume or manner-of- sale restrictions pursuant to Rule 144, provided that at such time the Company is also in compliance with current public information requirements, or (iii) upon becoming Remainder Shares.

(v)       “Rule 144” means Rule 144 as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

(vi)      “Rule 415” means Rule 415 as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

(vii)     “SEC Guidance” means (i) any written or oral guidance, comments, interpretations, requirements or requests of the SEC staff and (ii) the Securities Act and the rules and regulations promulgated thereunder.

(b)       Company Registration.

(i)       On or prior to the Filing Date, the Company shall prepare and file with the SEC one (1) registration statement (the “Registration Statement”) covering the resale of the Registrable Securities in an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 or, if the Company is so eligible, on Form S-3. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as reasonably possible. The Company shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by the Registration Statement have been sold, or may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, as determined by the counsel to the Company (the “Effectiveness Period”).

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(ii)       If the Registration Statement is not filed on or prior to the Filing Date (unless the reason for such non-registration of all or any portion of the Registrable Securities is as a result of SEC Guidance under Rule 415 or similar rule which limits the number of Registrable Securities which may be included in a registration statement with respect to the Purchaser) (any such failure to file being referred to as an “Event”, and the date on which such Event occurs being referred to as an “Event Date”), then as the exclusive remedy of Purchaser, on each thirty (30) day anniversary of the Event Date (if the Event shall not have been cured by such date) until the Event is cured, the Company shall pay to the Purchaser an amount in cash, as partial liquidated damages and not as a penalty, equal to one percent (1%) of the aggregate purchase price paid by the Purchaser pursuant to this Subscription Agreement for such failure to file such number of securities as shall not have been included in the Registration Statement on the Filing Date. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a thirty (30) day period prior to the cure of an Event. Notwithstanding the foregoing, no payments shall be owed with respect to any period during which all of the Purchaser’s Registrable Securities may be sold by such Purchaser under Rule 144 without volume or manner-of-sale restrictions pursuant to Rule 144.

(iii)       Notwithstanding the registration obligations set forth herein, in the event the SEC informs the Company that the Registrable Securities sought to be registered by the Registration Statement cannot, as a result of the application of Rule 415 or similar rule or SEC Guidance related thereto, be registered for resale as a secondary offering on a single registration statement, the Company shall promptly inform the Purchaser thereof and shall use its commercially reasonable efforts to file an amendment to the Registration Statement so that it covers the maximum number of Registrable Securities permitted by the SEC Guidance to be registered for resale as a secondary offering on a single registration statement. Notwithstanding anything to the contrary in this Subscription Agreement, (a) if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered by the Registration Statement, the number of Registrable Securities to be registered by the Registration Statement shall be reduced among all selling stockholders named therein pro rata based on the number of Registrable Securities then held by each such selling stockholder, unless a selling stockholder directs the Company in writing to register fewer of its Registrable Securities and subject to a determination by the SEC that the Registrable Securities held by certain selling stockholder(s) must be reduced first, and (b) in the event the Company amends, in accordance with this Section 6(b)(iii), the Registration Statement, the Company shall have no obligation to file with the SEC any additional registration statement(s) to register for resale any of the shares of Common Stock Underlying the Units that were not registered on the Registration Statement, as so amended (all such unregistered shares of Common Stock, the “Remainder Shares”).

(iv)       The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registration required pursuant to this Section 6 for the Purchaser, including (without limitation) all registration, filing and qualification fees, printer’s fees, accounting fees and fees and disbursements of counsel for the Company, but excluding any brokerage or underwriting fees, discounts and commissions relating to Registrable Securities and fees and disbursements of counsel for the Purchaser.

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(c)       Obligations of the Company. During the Effectiveness Period, the Company shall, as expeditiously as reasonably possible:

(i)       Furnish to the Purchaser such numbers of copies of the prospectus, including any preliminary prospectus, contained in the Registration Statement and filed in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of its Registrable Securities registered therein (provided that the Company shall not be required to print or furnish such prospectuses if readily available to the Purchaser from any electronic service, such as on the EDGAR filing database maintained at www.sec.gov);

(ii)       Use its commercially reasonable efforts to register or qualify, unless an exemption from such registration or qualification is available, the Registrable Securities covered by the Registration Statement under such other securities’ or blue sky laws of such jurisdictions within the United States as shall be reasonably requested in writing by the Purchaser; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(iii)       Notify the Purchaser, with respect to a prospectus relating to the Registrable Securities held by such Purchaser, within one business day (i) after the effectiveness of the Registration Statement that includes such prospectus, or (ii) after the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

(iv)       Cause all Registrable Securities registered pursuant hereto to be listed or quoted on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed or quoted.

7.       Obligations of the Purchasers.

(a)       On or prior to the Closing of the Purchaser’s subscription hereunder and on an annual basis thereafter as the Company may request in connection with the preparation and filing of amendments to the Registration Statement, the Purchaser shall deliver to the Company a completed Selling Stockholder Questionnaire It shall be a condition precedent to the obligations of the Company that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to timely effect such registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)       The Purchaser, by such Purchaser’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Purchaser has notified the Company in writing of such Purchaser’s election to exclude all of such Purchaser’s Registrable Securities from the Registration Statement.

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(c)       Notwithstanding anything to the contrary in this Subscription Agreement, at any time after the Registration Statement has been declared effective, the Company may delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company (the period of such delay, a “Grace Period”), and during such Grace Period, after receipt of the notice described below, the Purchaser shall not sell any Registrable Securities or any other securities of the Company that are held by such Purchaser and shall not disclose to any third party that such a notice has been given or the contents of the notice; provided, that the Company shall promptly (i) notify the Purchasers in writing of the existence of material non-public information giving rise to a Grace Period (provided that in such notice the Company shall not disclose the contents of such material non-public information to the Purchasers) and the date on which the Grace Period will begin, and (ii) notify the Purchasers in writing of the date on which the Grace Period will end; and, provided further, that during any consecutive 365-day period, there shall be only three (3) Grace Periods and any such Grace Period shall not exceed forty five (45) days (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period, a Grace Period shall begin on and include the date the Purchaser receives the notice referred to in clause (i) above and shall end on and include the later of the date the Purchaser receives the notice referred to in clause (ii) above and the date referred to in such notice.

(d)       Each Purchaser agrees that, upon receipt of any notice from the Company (i) of the issuance of a stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, (ii) of the happening of any event or the passage of time as a result of which the financial statements included in the Registration Statement, as then in effect, are ineligible for inclusion therein or the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus or final prospectus or amendments or supplements thereto included in the Registration Statement, in light of the circumstances under which they were made) not misleading, or (iii) pursuant to Section 7(c), such Purchaser will immediately discontinue disposition of all Registrable Securities pursuant to the Registration Statement until, upon the occurrence of an event described in Sections 7(d)(i) or (ii), such Purchaser’s receipt of the copies of, or notice of the filing on the EDGAR filing database maintained at www.sec.gov of, a supplement or amendment to the Registration Statement and the prospectus included therein to correct such untrue statement or omission or update such financial statements, or, upon the occurrence of an event described in Section 7(d)(iii), until the end of the applicable Grace Period as specified in Section 7(c), and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy all copies of any prospectus covering such Registrable Securities in such Purchaser’s possession at the time of the occurrence of any such event.

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(e)       Each Purchaser will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with any sales of Registrable Securities pursuant to the Registration Statement.

8.       Indemnification.

(a)       The Purchaser agrees to indemnify and hold harmless the Company, and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

(b)       The Purchaser agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus or final prospectus or amendments or supplements thereto, in light of the circumstances under which they were made) not misleading, in each case to the extent (and only to the extent) that such losses, liabilities, claims, damages, costs, fees and expenses arise out of (i) reliance upon and in conformity with written information furnished by the Purchaser expressly for use in connection with such registration, including without limitation the information included in the Purchaser’s Selling Stockholder Questionnaires delivered hereunder; provided, however, in no event shall any indemnity under this Section 8(b) exceed the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)       The Company agrees to indemnify and hold harmless the Purchaser and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus or final prospectus or amendments or supplements thereto, in light of the circumstances under which they were made) not misleading; provided, however, in no event shall the Company be liable under this Section 8(c) for any losses, liabilities, claims, damages, costs, fees and expenses to the extent that such losses, liabilities, claims, damages, costs, fees and expenses arise out of (i) reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Purchaser or (ii) any of the circumstances set forth in Sections 8(b)(i), (ii) or (iii).

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9.       Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

10.     Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

11.     Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed email or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the parties at their respective address, email or facsimile number set forth on the signature page hereto, or to such other address as such party shall have furnished in writing in accordance with the provisions of this Section 11.

12.     Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

13.     Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly-performed within said State.

14.     Blue Sky Qualification. The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

15.     Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

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16.      Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

17.      Miscellaneous.

(a)       This Subscription Agreement, including all attachments, schedules and exhibits thereto, constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

(b)       The representations and warranties of the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Shares underlying the Units.

(c)       Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)       This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)       Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)       Paragraph and Section titles are for convenience and descriptive purposes only and are not to be considered in construing or interpreting this Subscription Agreement.

(g)       The Purchaser understands and acknowledges that there may be multiple closings for this Offering.

18.      Lockup. The Purchaser shall enter into and abide by the terms of a lockup agreement substantially in the form attached as Annex B to the Memorandum.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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HEALTHLYNKED CORP.

OMNIBUS SIGNATURE PAGE TO THE SUBSCRIPTION AGREEMENT

Purchaser hereby elects to subscribe under the Subscription Agreement for a total of ________________ Units at a price of $3,000 per Unit, and, by execution and delivery hereof (return two (2) originals), Purchaser hereby executes the Subscription Agreement and agrees to be bound by the terms and conditions of the Subscription Agreement.

Date: __________________________________________________

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Date	Address

Fax Number	Email Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Entity	Federal Tax Identification Number

By:
Name:	State of Organization
Title:

Date	Address

Fax Number	Email Address

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Accepted:
HEALTHLYNKED CORP.

By:
Authorized Officer

Address

Fax Number

Email Address

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PRIVATE PLACEMENT OFFERING OF
HEALTHLYNKED CORP.

SUBSCRIPTION INSTRUCTIONS

To subscribe for Units in the private offering of HealthLynked Corp.

1.	Date and Fill in the number of Units being purchased and Complete and Sign two (2) copies of the Omnibus Signature Page to the Subscription Agreement (page 15).

2.	Initial the Accredited Investor Certification page attached to the Subscription Agreement (pages 18-19).

3.	E-mail all forms to Dr. Michael Dent at mdentl @comcast.net or George O’Leary at goleary@sksconsulting.us and then send all signed original documents to:

Dr. Michael Dent HealthLynked Corp.

1726 Medical Blvd Suite 101

Naples, Florida 34110

5.	Please wire funds directly to HealthLynked Corp. pursuant to the following instructions (unless other arrangements have been made):

Wells Fargo Bank, N.A.

420 Montgomery

San Francisco CA 94104

Routing Number: 121000248

HealthLynked Corporation

1726 Medical Blvd Suite 101

Naples FL 34110

Account Number: 7092859870

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HEALTHLYNKED CORP.

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(all Individual Investors must INITIAL where appropriate):

Initial _______________	I have an individual net worth, or joint net worth with my spouse, as of the date hereof in excess of $1 million. For purposes of calculating net worth under this category, (i) the undersigned’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability, (iii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iv) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial _______________	I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial _______________	I am a director or executive officer of HealthLynked Corp. (the “Company”)

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial _______________	The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial _______________	The investor certifies that it is a partnership, corporation, limited liability company or any organization described in Section 501(c)(3) of the Internal Revenue Code, Massachusetts or similar business trust that has total assets of at least $5 million and was not formed for the purpose of investing the Company.

Initial _______________	The investor certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

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Initial _______________	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this certification.

Initial _______________	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.

Initial _______________	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______________	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934, as amended.

Initial _______________	The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial _______________	The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______________	The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______________	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

Initial _______________	The investor certifies that it is an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of that Act.

Initial _______________	The investor certifies that it is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

Initial _______________	The investor certifies that it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

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SELLING STOCKHOLDER QUESTIONNAIRE

The undersigned holder of shares of the common stock of HealthLynked Corp., a Nevada corporation (the “Company”), issued pursuant to the Subscription Agreement by and between the Company and the undersigned (the “Agreement”) (all or a portion of such shares, the “Registrable Securities”), understands that the Company intends to file with the Securities and Exchange Commission (the “SEC”) one or more registration statements (each, a “Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Agreement. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to a Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions). Holders must also complete and deliver this Selling Stockholder Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Selling Stockholder Questionnaire on or before the date(s) specified in the Agreement (1) will not be named as selling stockholders in a Registration Statement or the Prospectus and (2) may not use the Prospectus for re-sales of Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in a Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own counsel regarding the consequences of being named or not named as a selling stockholder in a Registration Statement and the Prospectus.

1.       Name.

(a)	Full Legal Name of the Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

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(c)	If the Selling Stockholder is not a Natural Person, the Full Legal Name of the Natural Control Persons (which means the natural person(s) who directly or indirectly, alone or with others, has the power to vote or dispose of the securities covered by this Selling Stockholder Questionnaire):

2.	Contact Information for Notices to Selling Stockholder relating to the Registration Statement.

Contact Person: ___________________________________________________________________________________

Fax No. for Contact Person: __________________________________________________________________________

Email address of Contact Person: ______________________________________________________________________

3.	Beneficial Ownership of Registrable Securities.

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

(b)	Number of shares of Registrable Securities listed in Item 3(a) that the Selling Stockholder requests be registered for resale pursuant to a Registration Statement:

4.	Broker-Dealer Status of Affiliation.

(a)	Are you a broker-dealer?

Yes _______________________	No _______________________

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(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes _______________________	No _______________________

Note: If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

’	Yes _______________________	No _______________________

If yes, provide a narrative explanation below:

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes_______________________	No _______________________

Note: If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and amount of other securities of the Company beneficially owned (if none, so state):

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6.	Relationships with the Company.

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

* * *

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of the Registration Statement and at any time while the Registration Statement remains effective. All notices by the undersigned hereunder and pursuant to the Agreement shall be made in writing and delivered as set forth in the Agreement. In the absence of any such notification, the Company shall be entitled to rely and continue to rely on the accuracy of the information in this Selling Stockholder Questionnaire.

The undersigned also acknowledges that the answers to Items (1) through (6) in this Selling Stockholder Questionnaire are furnished for use in connection with a Registration Statement to be filed pursuant to the Agreement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act. By signing below, the undersigned consents to the disclosure of its answers to Items (1) through (6) and the inclusion of such information in any Registration Statement and any Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and any such Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act of 1934, as amended, and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to a Registration Statement.

The undersigned hereby acknowledges and is advised of the following Division of Corporation Financing Compliance and Disclosure Interpretation 239.10 regarding short selling:

“An issuer filed a Form S-1 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By completing, signing and returning this Selling Stockholder Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation. The acknowledgements by and agreements of the undersigned set forth in this Selling Stockholder Questionnaire shall be in addition to, and shall not limit the scope and applicability of, the representations, warranties and covenants made by the undersigned in the Agreement.

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The undersigned represents, warrants and certifies that, to the best of its knowledge and belief, the foregoing statements (including without limitation the answers to Items (1) through (6) in this Selling Stockholder Questionnaire) are correct and complete.

* * *

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Selling Stockholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Selling Stockholder:

Dated:	By:
Name:
Title:

Email Address:

PLEASE RETURN THE COMPLETED AND EXECUTED SELLING STOCKHOLDER
QUESTIONNAIRE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THE
“SUBSCRIPTION INSTRUCTIONS” ATTACHED TO THE AGREEMENT.

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SUBSCRIPTION AGREEMENT

HealthLynked Corp.

1726 Medical Blvd., Suite 101

Naples, Florida 34110

Ladies and Gentlemen:

1.       Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from HealthLynked Corp., a Nevada corporation (the “Company”), the number of units (the “Units”) set forth on the signature page hereof at a purchase price of $5,000 per Unit. Each Unit consists of 62,500 shares of common stock at $0.08 per share, par value $0.0001 per share, of the Company (each, a “Share” and collectively, the “Shares”). The Units are being sold in the Offering (as defined below) as more fully described in the Memorandum (as defined below). This Subscription Agreement (this “Subscription Agreement”) is one in a series of similar subscription agreements (collectively, the “Subscription Agreements”) entered into pursuant to the Offering. Purchaser will be entitled to receive 100% warrant coverage at 125% of the stock purchase price or $0.10 per warrant share as documented in a separate warrant agreement (“Warrant Agreement”).

2.       The Offering. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum of the Company dated September 30, 2015, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum”), relating to the offering (the “Offering”) by the Company of up to a maximum of 50 Units ($250,000) (the “Maximum Offering Amount”), subject to an increase of the Maximum Offering Amount by an additional 10 Units ($50,000). The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety.

3.       Deliveries and Payment. Simultaneously with the execution hereof, the Purchaser shall: (a) deliver to the Company, in accordance with the Subscription Instructions attached hereto, (i) a completed and executed omnibus signature page to this Subscription Agreement (page 15), (ii) a completed Accredited Investor Certification (pages 18-19) and (iii) a completed Selling Stockholder Questionnaire (pages 20-24); and (b) make a wire transfer payment to, “HealthLynked Corp.” in the full amount of the purchase price of the Units for which the Purchaser is subscribing in the Offering. Wire transfer instructions are set forth on page 17 hereof under the heading “To subscribe for Units in the private offering of HealthLynked Corp.” The funds wired by the Purchaser to the Company will be held by the Company until the earliest to occur of (a) the closing of this subscription (each closing of a subscription, a “Closing,” and the first of such Closings, the “First Closing”), (b) the rejection of this subscription by the Company, and (c) the termination ofthe Offering by the Company prior to the First Closing. The Company may continue to offer and sell the Units and conduct additional Closings for the sale of additional Units after the First Closing and until the earlier of (x) the termination of the Offering by the Company and (y) the receipt of the Company of gross proceeds in the Offering totaling the Maximum Offering Amount (as it may be increased pursuant to Section 2). For the avoidance of doubt, the Company shall be entitled to reject this subscription or terminate the Offering at any time in its absolute and sole discretion.

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4.       Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company executes and delivers to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the Offering is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

5.       Representations and Warranties.

The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)       None of the Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b)       Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, “Advisers”), have received the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

(c)       Neither the SEC nor any state securities commission or other regulatory authority has approved the Units or the Shares, or passed upon or endorsed the merits of the offering of Units or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority;

(d)       All documents, records, and books pertaining to the investment in the Units (including, without limitation, the Memorandum) have been made available for inspection by such Purchaser and its Advisers, if any;

(e)       The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;

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(f)       In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in the Memorandum;

(g)       The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and is not subscribing for the Units and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h)       The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than otherwise described in the Memorandum);

(i)       The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

(j)       The Purchaser is not relying on the Company or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;

(k)       The Purchaser is acquiring the Units solely for such Purchaser’s own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units or the Shares, and the Purchaser has no plans to enter into any such agreement or arrangement;

(l)       The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books and records. Stop transfer instructions will be placed with any registrar or transfer agent of the Shares comprising the Units, if other than the Company. There can be no assurance any market will ever exist for the market for resale of the Shares comprising the Units nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future;

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(m)     The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Units for an indefinite period of time;

(n)      The Purchaser is aware that an investment in the Units is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Memorandum, and, in particular, acknowledges that the Company has a limited operating history, significant operating losses since inception, limited revenues to date, limited assets and is engaged in a highly competitive business;

(o)      The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification contained herein;

(p)      The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q)       The Purchaser and its Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or its Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and its Advisers, if any;

III-4

(r)       Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the Memorandum. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the securities contained in the Units;

(s)       The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in development-stage companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

(t)       The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or its Advisers, if any, consider material to its decision to make this investment;

(u)       The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

(v)       No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Memorandum;

(w)       Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(x)       THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

III-5

y)       In making an investment decision investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. The Purchaser is aware that the Purchaser is required to bear the financial risks of this investment for an indefinite period of time;

z)       (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

aa)     The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

bb)     To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Purchaser understands and acknowledges that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company if the Purchaser becomes aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

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cc)      To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate of a senior foreign political figure, as such terms are defined in the footnotes below; and

dd)     If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

6.       Registration Rights.

(a)       Definitions. As used in Section 6, Section 7 and Section 8 of this Subscription Agreement, the following terms shall have the meanings set forth below:

(i)       “Filing Date” means the date that is one hundred and twenty (120) days after the Final Closing Date.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

III-7

(ii)       “Final Closing Date” means such date on which the last Closing occurs and after which the Company ceases to offer any Units for sale in this Offering.

(iii)       The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing with the SEC a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness by the SEC of such registration statement or document.

(iv)       “Registrable Securities” means all shares of Common Stock underlying the Units and any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that none of the foregoing shall be Registrable Securities if the holder thereof has not completed and delivered to the Company a Selling Stockholder Questionnaire in the form attached to this Subscription Agreement; provided further, that any such Registrable Securities shall cease to be Registrable Securities (i) upon any sale pursuant to the Registration Statement (as defined below) or Rule 144 promulgated under the Securities Act, (ii) at such time such securities become eligible for resale without volume or manner-of- sale restrictions pursuant to Rule 144, provided that at such time the Company is also in compliance with current public information requirements, or (iii) upon becoming Remainder Shares.

(v)       “Rule 144” means Rule 144 as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

(vi)       “Rule 415” means Rule 415 as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

(vii)       “SEC Guidance” means (i) any written or oral guidance, comments, interpretations, requirements or requests of the SEC staff and (ii) the Securities Act and the rules and regulations promulgated thereunder.

(b)       Company Registration.

(i)       On or prior to the Filing Date, the Company shall prepare and file with the SEC one (1) registration statement (the “Registration Statement”) covering the resale of the Registrable Securities in an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 or, if the Company is so eligible, on Form S-3. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as reasonably possible. The Company shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by the Registration Statement have been sold, or may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, as determined by the counsel to the Company (the “Effectiveness Period”).

III-8

(ii)       If the Registration Statement is not filed on or prior to the Filing Date (unless the reason for such non-registration of all or any portion of the Registrable Securities is as a result of SEC Guidance under Rule 415 or similar rule which limits the number of Registrable Securities which may be included in a registration statement with respect to the Purchaser) (any such failure to file being referred to as an “Event”, and the date on which such Event occurs being referred to as an “Event Date”), then as the exclusive remedy of Purchaser, on each thirty (30) day anniversary of the Event Date (if the Event shall not have been cured by such date) until the Event is cured, the Company shall pay to the Purchaser an amount in cash, as partial liquidated damages and not as a penalty, equal to one percent (1%) of the aggregate purchase price paid by the Purchaser pursuant to this Subscription Agreement for such failure to file such number of securities as shall not have been included in the Registration Statement on the Filing Date. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a thirty (30) day period prior to the cure of an Event. Notwithstanding the foregoing, no payments shall be owed with respect to any period during which all of the Purchaser’s Registrable Securities may be sold by such Purchaser under Rule 144 without volume or manner-of-sale restrictions pursuant to Rule 144.

(iii)       Notwithstanding the registration obligations set forth herein, in the event the SEC informs the Company that the Registrable Securities sought to be registered by the Registration Statement cannot, as a result of the application of Rule 415 or similar rule or SEC Guidance related thereto, be registered for resale as a secondary offering on a single registration statement, the Company shall promptly inform the Purchaser thereof and shall use its commercially reasonable efforts to file an amendment to the Registration Statement so that it covers the maximum number of Registrable Securities permitted by the SEC Guidance to be registered for resale as a secondary offering on a single registration statement. Notwithstanding anything to the contrary in this Subscription Agreement, (a) if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered by the Registration Statement, the number of Registrable Securities to be registered by the Registration Statement shall be reduced among all selling stockholders named therein pro rata based on the number of Registrable Securities then held by each such selling stockholder, unless a selling stockholder directs the Company in writing to register fewer of its Registrable Securities and subject to a determination by the SEC that the Registrable Securities held by certain selling stockholder(s) must be reduced first, and (b) in the event the Company amends, in accordance with this Section 6(b)(iii), the Registration Statement, the Company shall have no obligation to file with the SEC any additional registration statement(s) to register for resale any of the shares of Common Stock Underlying the Units that were not registered on the Registration Statement, as so amended (all such unregistered shares of Common Stock, the “Remainder Shares”).

(iv)       The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registration required pursuant to this Section 6 for the Purchaser, including (without limitation) all registration, filing and qualification fees, printer’s fees, accounting fees and fees and disbursements of counsel for the Company, but excluding any brokerage or underwriting fees, discounts and commissions relating to Registrable Securities and fees and disbursements of counsel for the Purchaser.

III-9

(c)       Obligations of the Company. During the Effectiveness Period, the Company shall, as expeditiously as reasonably possible:

(i)       Furnish to the Purchaser such numbers of copies of the prospectus, including any preliminary prospectus, contained in the Registration Statement and filed in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of its Registrable Securities registered therein (provided that the Company shall not be required to print or furnish such prospectuses if readily available to the Purchaser from any electronic service, such as on the EDGAR filing database maintained at www.sec.gov);

(ii)       Use its commercially reasonable efforts to register or qualify, unless an exemption from such registration or qualification is available, the Registrable Securities covered by the Registration Statement under such other securities’ or blue sky laws of such jurisdictions within the United States as shall be reasonably requested in writing by the Purchaser; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(iii)       Notify the Purchaser, with respect to a prospectus relating to the Registrable Securities held by such Purchaser, within one business day (i) after the effectiveness of the Registration Statement that includes such prospectus, or (ii) after the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

(iv)       Cause all Registrable Securities registered pursuant hereto to be listed or quoted on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed or quoted.

7.       Obligations of the Purchasers.

(a)       On or prior to the Closing of the Purchaser’s subscription hereunder and on an annual basis thereafter as the Company may request in connection with the preparation and filing of amendments to the Registration Statement, the Purchaser shall deliver to the Company a completed Selling Stockholder Questionnaire. It shall be a condition precedent to the obligations of the Company that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to timely effect such registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)       The Purchaser, by such Purchaser’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Purchaser has notified the Company in writing of such Purchaser’s election to exclude all of such Purchaser’s Registrable Securities from the Registration Statement.

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(c)       Notwithstanding anything to the contrary in this Subscription Agreement, at any time after the Registration Statement has been declared effective, the Company may delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company (the period of such delay, a “Grace Period”), and during such Grace Period, after receipt of the notice described below, the Purchaser shall not sell any Registrable Securities or any other securities of the Company that are held by such Purchaser and shall not disclose to any third party that such a notice has been given or the contents of the notice; provided, that the Company shall promptly (i) notify the Purchasers in writing of the existence of material non-public information giving rise to a Grace Period (provided that in such notice the Company shall not disclose the contents of such material non-public information to the Purchasers) and the date on which the Grace Period will begin, and (ii) notify the Purchasers in writing of the date on which the Grace Period will end; and, provided further, that during any consecutive 365-day period, there shall be only three (3) Grace Periods and any such Grace Period shall not exceed forty five (45) days (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period, a Grace Period shall begin on and include the date the Purchaser receives the notice referred to in clause (i) above and shall end on and include the later of the date the Purchaser receives the notice referred to in clause (ii) above and the date referred to in such notice.

(d)       Each Purchaser agrees that, upon receipt of any notice from the Company (i) of the issuance of a stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, (ii) of the happening of any event or the passage of time as a result of which the financial statements included in the Registration Statement, as then in effect, are ineligible for inclusion therein or the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus or final prospectus or amendments or supplements thereto included in the Registration Statement, in light of the circumstances under which they were made) not misleading, or (iii) pursuant to Section 7(c), such Purchaser will immediately discontinue disposition of all Registrable Securities pursuant to the Registration Statement until, upon the occurrence of an event described in Sections 7(d)(i) or (ii), such Purchaser’s receipt of the copies of, or notice of the filing on the EDGAR filing database maintained at www.sec.gov of, a supplement or amendment to the Registration Statement and the prospectus included therein to correct such untrue statement or omission or update such financial statements, or, upon the occurrence of an event described in Section 7(d)(iii), until the end of the applicable Grace Period as specified in Section 7(c), and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy all copies of any prospectus covering such Registrable Securities in such Purchaser’s possession at the time of the occurrence of any such event.

(e)       Each Purchaser will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with any sales of Registrable Securities pursuant to the Registration Statement.

III-11

8.       Indemnification.

(a)       The Purchaser agrees to indemnify and hold harmless the Company, and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

(b)       The Purchaser agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus or final prospectus or amendments or supplements thereto, in light of the circumstances under which they were made) not misleading, in each case to the extent (and only to the extent) that such losses, liabilities, claims, damages, costs, fees and expenses arise out of (i) reliance upon and in conformity with written information furnished by the Purchaser expressly for use in connection with such registration, including without limitation the information included in the Purchaser’s Selling Stockholder Questionnaires delivered hereunder; provided, however, in no event shall any indemnity under this Section 8(b) exceed the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)       The Company agrees to indemnify and hold harmless the Purchaser and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus or final prospectus or amendments or supplements thereto, in light of the circumstances under which they were made) not misleading; provided, however, in no event shall the Company be liable under this Section 8(c) for any losses, liabilities, claims, damages, costs, fees and expenses to the extent that such losses, liabilities, claims, damages, costs, fees and expenses arise out of (i) reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Purchaser or (ii) any of the circumstances set forth in Sections 8(b)(i), (ii) or (iii).

9.       Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

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10.       Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

11.       Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed email or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the parties at their respective address, email or facsimile number set forth on the signature page hereto, or to such other address as such party shall have furnished in writing in accordance with the provisions of this Section 11.

12.       Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

13.       Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly-performed within said State.

14.       Blue Sky Qualification. The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

15.       Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

16.       Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

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17.      Miscellaneous.

(a)       This Subscription Agreement, including all attachments, schedules and exhibits thereto, constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

(b)       The representations and warranties of the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Shares underlying the Units.

(c)       Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)       This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)       Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)       Paragraph and Section titles are for convenience and descriptive purposes only and are not to be considered in construing or interpreting this Subscription Agreement.

(g)       The Purchaser understands and acknowledges that there may be multiple closings for this Offering.

18.       Lockup. The Purchaser shall enter into and abide by the terms of a lockup agreement substantially in the form attached as Annex B to the Memorandum.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
HEALTHLYNKED CORP.

OMNIBUS SIGNATURE PAGE TO THE SUBSCRIPTION AGREEMENT

Purchaser hereby elects to subscribe under the Subscription Agreement for a total of 20 Units at a price of $5,000 per Unit, $50,000 or 625,000 shares of HealthLynked Corporation at $0.08 per share and, by execution and delivery hereof (return two (2) originals), Purchaser hereby executes the Subscription Agreement and agrees to be bound by the terms and conditions of the Subscription Agreement.

Date: ___________________________________________________

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If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Date	Address

Fax Number	Email Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Entity	Federal Tax Identification Number

By:
Name:	State of Organization
Title:

Date

Fax Number	Email Address

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Accepted:
HEALTHLYNKED CORP.

By:
Authorized Officer

Address

Fax Number

Email Address

III-16

PRIVATE PLACEMENT OFFERING OF
HEALTHLYNKED CORP.

SUBSCRIPTION INSTRUCTIONS

To subscribe for Units in the private offering of HealthLynked Corp.

1.	Date and Fill in the number of Units being purchased and Complete and Sign two (2) copies of the Omnibus Signature Page to the Subscription Agreement (page 15).

2.	Initial the Accredited Investor Certification page attached to the Subscription Agreement (pages 18-19).

3.	E-mail all forms to Dr. Michael Dent at mdentl@comcast.net or George O’Leary at goleary@sksconsulting.us and then send all signed original documents to:

Dr. Michael Dent

HealthLynked Corp.

1726 Medical Blvd Suite 101

Naples, Florida 34110

5.	Please wire funds directly to HealthLynked Corp. pursuant to the following instructions (unless other arrangements have been made):

Wells Fargo Bank, N.A.

420 Montgomery

San Francisco CA 94104

Routing Number: 121000248

HealthLynked Corporation

1726 Medical Blvd.

Naples FL 34110

Account Number: 7092859870

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HEALTHLYNKED CORP.

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(all Individual Investors must INITIAL where appropriate):

Initial ______________	I have an individual net worth, or joint net worth with my spouse, as of the date hereof in excess of $1 million. For purposes of calculating net worth under this category, (i) the undersigned’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability, (iii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iv) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial ______________	I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial ______________	I am a director or executive officer of HealthLynked Corp. (the “Company”)

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial ______________	The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial ______________	The investor certifies that it is a partnership, corporation, limited liability company or any organization described in Section 501(c)(3) of the Internal Revenue Code, Massachusetts or similar business trust that has total assets of at least $5 million and was not formed for the purpose of investing the Company.

Initial ______________	The investor certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial ______________	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this certification.

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Initial ______________	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.

Initial ______________	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial ______________	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934, as amended.

Initial ______________	The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial ______________	The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial ______________	The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial ______________	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

Initial ______________	The investor certifies that it is an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of that Act.

Initial ______________	The investor certifies that it is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

Initial ______________	The investor certifies that it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

III-19

SELLING STOCKHOLDER QUESTIONNAIRE

The undersigned holder of shares of the common stock of HealthLynked Corp., a Nevada corporation (the “Company”), issued pursuant to the Subscription Agreement by and between the Company and the undersigned (the “Agreement”) (all or a portion of such shares, the “Registrable Securities”), understands that the Company intends to file with the Securities and Exchange Commission (the “SEC”) one or more registration statements (each, a “Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Agreement. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to a Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions). Holders must also complete and deliver this Selling Stockholder Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Selling Stockholder Questionnaire on or before the date(s) specified in the Agreement (1) will not be named as selling stockholders in a Registration Statement or the Prospectus and (2) may not use the Prospectus for re-sales of Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in a Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own counsel regarding the consequences of being named or not named as a selling stockholder in a Registration Statement and the Prospectus.

1.	Name.

(a)	Full Legal Name of the Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

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(c)	If the Selling Stockholder is not a Natural Person, the Full Legal Name of the Natural Control Persons (which means the natural person(s) who directly or indirectly, alone or with others, has the power to vote or dispose of the securities covered by this Selling Stockholder Questionnaire):

2.	Contact Information for Notices to Selling Stockholder relating to the Registration Statement.

Contact Person:

Fax No. for Contact Person: __________________________________________________________________________

Email address of Contact Person:

3.	Beneficial Ownership of Registrable Securities.

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

625,000 common shares of HealthLynked Corporation

(b)	Number of shares of Registrable Securities listed in Item 3(a) that the Selling Stockholder requests be registered for resale pursuant to a Registration Statement:

625,000 shares of HealthLynked Corporation

4.	Broker-Dealer Status of Affiliation.

(a)	Are you a broker-dealer?

Yes _______________________	No ☒

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(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes _______________________	No _______________________

Note: If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes _______________________	No ☒

If yes, provide a narrative explanation below:

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes _______________________	No _______________________

Note: If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and amount of other securities of the Company beneficially owned (if none, so state):

6.	Relationships with the Company.

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

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State any exceptions here:

                                                             NONE

* * *

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of the Registration Statement and at any time while the Registration Statement remains effective. All notices by the undersigned hereunder and pursuant to the Agreement shall be made in writing and delivered as set forth in the Agreement. In the absence of any such notification, the Company shall be entitled to rely and continue to rely on the accuracy of the information in this Selling Stockholder Questionnaire.

The undersigned also acknowledges that the answers to Items (1) through (6) in this Selling Stockholder Questionnaire are furnished for use in connection with a Registration Statement to be filed pursuant to the Agreement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act. By signing below, the undersigned consents to the disclosure of its answers to Items (1) through (6) and the inclusion of such information in any Registration Statement and any Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and any such Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act of 1934, as amended, and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to a Registration Statement.

The undersigned hereby acknowledges and is advised of the following Division of Corporation Financing Compliance and Disclosure Interpretation 239.10 regarding short selling:

“An issuer filed a Form S-1 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By completing, signing and returning this Selling Stockholder Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation. The acknowledgements by and agreements of the undersigned set forth in this Selling Stockholder Questionnaire shall be in addition to, and shall not limit the scope and applicability of, the representations, warranties and covenants made by the undersigned in the Agreement.

III-23

The undersigned represents, warrants and certifies that, to the best of its knowledge and belief, the foregoing statements (including without limitation the answers to Items (1) through (6) in this Selling Stockholder Questionnaire) are correct and complete.

* * *

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Selling Stockholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Selling Stockholder:

Dated:	By:
Name:
Title:

Email Address:

PLEASE RETURN THE COMPLETED AND EXECUTED SELLING STOCKHOLDER
QUESTIONNAIRE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THE
“SUBSCRIPTION INSTRUCTIONS” ATTACHED TO THE AGREEMENT.

III-24